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                                                                    Exhibit 32.2


CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Judy Bruner, Chief Financial Officer of SanDisk Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report of SanDisk Corporation on Form 10-Q for the three months ended September 26, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SanDisk Corporation.


By: /s/ JUDY BRUNER
    ---------------------------------
    Judy Bruner
    Executive Vice President Administration
    Chief Financial Officer
    November 5, 2004


A signed original of this written statement required by Section 906 has been provided to SanDisk Corporation and will be retained by SanDisk Corporation and furnished to the Securities and Exchange Commission or its staff upon request.